UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2021

________________________

Autoscope Technologies Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-26056	86-3685595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spruce Tree Centre, Suite 400, 1600 University Avenue West, St. Paul, Minnesota	55104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 438-2363

(Former name or former address, if changed since last report.)

________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AATC	The Nasdaq Capital Market
Preferred Stock Purchase Rights	AATC	The Nasdaq Capital Market

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 1 – Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

(a) On August 27, 2021, Image Sensing Systems, Inc. ("ISNS"), which is a wholly-owned subsidiary of Autoscope Technologies Corporation, and TJ&Z Family Limited Partnership, a Minnesota limited partnership ("TJ&Z"), entered into a Purchase Agreement (the "Original Agreement") under which ISNS is purchasing certain real and personal property (the "Property") from TJ&Z for a total purchase price of $2,050,000, subject to adjustments if certain conditions are not satisfied.  The Property includes land and a building located at 1115 Hennepin Avenue, Minneapolis, Minnesota (the "Real Property").  The Agreement also provides for the sale by TJ&Z to ISNS of all of TJ&Z's interest under a billboard lease for a billboard located on the Real Property, business records related to the Real Property, and certain personal property located on the Real Property, all as described in the Original Agreement.  The Original Agreement gave ISNS 60 days after the Effective Date (the "Inspection Period") during which to undertake any studies, tests, investigations, and inspections of the Property.

On November 4, 2021, ISNS and TJ&Z entered into the First Amendment to Purchase Agreement (the “Amendment”) that extends the Inspection Period from October 26, 2021 to November 26, 2021.  The First Amendment effectively extends the closing date to December 13, 2021 and requires ISNS to pay $50,000 in earnest money in addition to the $50,000 in earnest money already paid by ISNS under the Original Agreement.

The above description of the Original Agreement and the Amendment is qualified in its entirety by reference to the Original Agreement and the Amendment, which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being filed with or incorporated into this Current Report on Form 8-K, as indicated:

Exhibit No.

10.1     Purchase Agreement dated August 27, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to the Current Report on Form 8-K dated September 2, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056)

10.2     First Amendment to Purchase Agreement dated as of November 4, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2021	Autoscope Technologies Corporation

	By:	/s/ Frank G. Hallowell
Frank G. Hallowell
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description

10.1

Purchase Agreement dated August 27, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership, incorporated by reference to the Current Report on Form 8-K dated September 2, 2021 filed by Autoscope Technologies Corporation (File No. 0-26056)

10.2	First Amendment to Purchase Agreement dated as of November 4, 2021 between Image Sensing Systems, Inc. and TJ&Z Family Limited Partnership.

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